Supplement to the
Fidelity® Select Portfolios®
April 28, 2007
Prospectus

This prospectus dated April 28, 2007 is no longer applicable for Money Market Portfolio. Please refer to the fund's current prospectus dated June 29, 2007.

The following information replaces similar information for the Select stock funds found under the "Buying and Selling Shares" heading in the "Shareholder Information" section beginning on page 63.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject or cancel purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a retirement plan sponsor or sponsors of certain employee benefit plans or other related accounts. The funds' policy does not apply to Select money market fund. In addition, the funds' excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' excessive trading policies to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity funds' Treasurer.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a fund and may increase costs to a fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by Fidelity. In these cases, a fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the funds' policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, a fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. A fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. A fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. Fidelity will apply these policies through a phased implementation. There is no assurance that Fidelity will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

A fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to a fund's excessive trading policies). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

SEL-07-11 November 13, 2007
1.482105.209

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice to shareholders.

A fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, each Select stock fund imposes a short-term redemption fee on shares held less than 30 days, which is discussed in "Selling Shares." As described above in "Valuing Shares," each fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders.

There is no assurance that the funds' excessive trading policies will be effective, or will successfully detect or deter excessive or disruptive trading.

The following information replaces the biographical information for Transportation found in the "Fund Management" section on page 69.

Maurice FitzMaurice is manager of Transportation, which he has managed since October 2007. He also manages another Fidelity fund. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst.

The following information replaces the biographical information for Construction and Housing found in the "Fund Management" section on page 69.

Daniel Kelley is manager of Construction and Housing, which he has managed since May 2007. Since joining Fidelity Investments in 2005, he has worked as an equity research analyst. Mr. Kelley was an associate in the Institutional Equities Division for Morgan Stanley from 2004 until 2005. From 2001 until 2004, he worked as a financial analyst, and later as an associate in the Equities Division for Goldman Sachs & Co.

The following information replaces the biographical information for IT Services found in the "Fund Management" section on page 70.

Jane Liou is manager of IT Services, which she has managed since November 2007. Since joining Fidelity Investments in 2004, Ms. Liou has worked as a research analyst. Prior to joining Fidelity, Ms. Liou was an analyst at the private equity firm SPO Partners from 1999 to 2002.

The following information replaces the biographical information for Air Transportation found in the "Fund Management" section on page 70.

Maurice FitzMaurice is manager of Air Transportation, which he has managed since September 2007. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst.

The following information replaces the biographical information for Gold found in the "Fund Management" section on page 70.

S. Joseph Wickwire II is manager of Gold, which he has managed since August 2007. He also manages another Fidelity fund. Prior to joining Fidelity Investments in 2007, Mr. Wickwire spent 20 years at Evergreen Investments in Boston. During his time at Evergreen, he worked as an analyst and a portfolio manager.

The following information replaces the biographical information for Brokerage and Investment Management found in the "Fund Management" section on page 71.

Benjamin Hesse is manager of Brokerage and Investment Management, which he has managed since June 2007. Mr. Hesse joined Fidelity Investments as a research analyst in August 2005, after receiving an MBA from Columbia Business School in 2005. Previously, Mr. Hesse was a research analyst intern at Credit Suisse Asset Management in New York.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.